SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

       Date of report (Date of earliest event reported): December 18, 1998



                          IPC INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




         Delaware                    0-25492                      58-1636502
         --------                    -------                      ----------
     (State or other             (Commission File               (IRS Employer
     jurisdiction of                 Number)                 Identification No.)
      incorporation)



           WALL STREET PLAZA, 88 PINE STREET, NEW YORK, NEW YORK 10005 (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (212) 825-9060




                                      NONE
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) The Registrant, IPC Information Systems, Inc., a Delaware corporation (the "Company"), announced December 21, 1998 that on December 18, 1998 its wholly owned subsidiary, International Exchange Networks, Ltd., a Delaware corporation ("IXnet"), acquired all of the outstanding ordinary shares, par value (pound)1 per share (the "Shares"), of Saturn Global Network Services Holdings Limited, a company incorporated in England and Wales ("Saturn"), from Marshalls 106 Limited, a company incorporated in England and Wales (the "Seller"). Saturn owns and operates, through wholly owned operating subisidiaries in the United States, the United Kingdom, Austrailia, Hong Kong, Japan and Singapore, an international telecommunication network which provides managed, premium-grade voice and data communication services to the financial community. The acquisition of the Shares (the "Acquisition") was an arm's length transaction negotiated between IXnet and the Seller and was made pursuant to an Agreement for the Sale/Purchase of the Issued Share Capital of Saturn dated August 7, 1998, as amended on December 18, 1998 (the "Agreement"), by and among the Seller, Marshalls Finance Limited, IXnet and the Company. The Shares were acquired for (pound)21.5 million ($36,056,000, based on an exchange rate of $1.677/(pound)) in cash paid at the closing and a three-year promissory note issued by IXnet, and guaranteed by the Company, to the Seller in the principal amount of (pound)4.5 million ($7,547,000, based on an exchange rate of $1.677/(pound)), bearing interest at a rate of 9.25% per annum; such note is subject to certain rights of offset. In addition, IXnet agreed to assume existing indebtedness of Saturn to the Seller, evidenced by a two-year promissory note issued by Saturn, and guaranteed by IXnet and the Company, in the amount of (pound)3.2 million, inclusive of interest at 9.25% per annum ($5,440,971, based on an exchange rate of $1.677/(pound)). The cash portion of the Purchase Price was derived from cash from the Company's operations and borrowings under the Company's revolving credit facility.

(b)      Not applicable.

         The Company issued a press release dated December 21, 1998 publicly announcing the completion of the Acquisition.

         The Company hereby incorporates by reference the Agreement for Sale/Purchase of the Issued Share Capital of Saturn Global Network Services Holdings Limited attached hereto as Exhibit 2.3 (which includes the Taxation Deed as Exhibit A thereto) and the press release attached hereto as Exhibit 99, each made a part hereof, into this Item 2.

ITEMS 1, 3 THROUGH 6, 8 AND 9

         Not applicable.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  The audited financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K no later than March 5, 1999.

         (b)      Pro forma financial information.

                  The pro forma financial information will be filed by amendment to this Current Report on Form 8-K no later than March 5, 1999.

         (c) Exhibits. The following Exhibits are filed as part of this report:


    EXHIBIT NO.                          DESCRIPTION
    -----------                          -----------
        2.3 Agreement for Sale/Purchase of the Issued Share Capital of Saturn Global Network Services Holdings Limited dated
                            August 7, 1998 (as amended on
                            December 18, 1998) among Marshalls 106
                            Limited, Marshalls Finance Limited,
                            International Exchange Networks, Ltd. and
                            IPC Information Systems, Inc.

         99                 Press Release issued on December 21, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IPC INFORMATION SYSTEMS, INC.


                                       By: /s/ Gerald E. Starr
                                           -------------------------------------
                                           Gerald E. Starr
                                           President and Chief Executive Officer


Dated:  January 4, 1999

                                  EXHIBIT INDEX



          EXHIBIT                            DESCRIPTION
          -------                            -----------
            2.3 Agreement for Sale/Purchase of the Issued Share Capital of Saturn Global Network Services Holdings Limited dated
                            August 7, 1998 (as amended on
                            December 18, 1998) among Marshalls 106
                            Limited, Marshalls Finance Limited,
                            International Exchange Networks, Ltd. and
                            IPC Information Systems, Inc.

             99             Press Release issued on December 21, 1998.